EXHIBIT 10.6





                              RAYOVAC CORPORATION

                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into by and among RAYOVAC CORPORATION, a Wisconsin corporation (the "COMPANY"), and the Persons listed on Schedule 1 attached hereto, who were, immediately prior to the Effective Time, stockholders of United Industries Corporation ("UNITED") (collectively, the "SHAREHOLDERS"). Capitalized terms not defined herein shall have the meanings assigned to such term in the Merger Agreement (as defined below).

                              BACKGROUND STATEMENT

         Pursuant to that certain Agreement and Plan of Merger dated January 3, 2005 (the "MERGER AGREEMENT") by and among the Company, Lindbergh Corporation and United, the Shareholders may receive shares (the "SHARES") of the Company's $0.01 par value common stock (the "COMMON STOCK"). The Company has agreed to provide certain registration rights with respect to the Shares in accordance with this Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:


         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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

         "REGISTRATION EXPENSES" shall mean the expenses so described in
Section 6.

         "REGISTRATION STATEMENT" shall mean the Shelf Registration Statement or Demand Registration Statement (each defined in Section 2) and any additional registration statements contemplated by Sections 2 or 3, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, all exhibits attached thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "RESTRICTED STOCK" shall mean the Shares, excluding Shares which have been (a) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the Registration Statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean the expenses so described in Section 6.

         "STATE ACTS" shall mean the applicable securities or "blue sky" laws of the States of the United States, as amended, and the rules and regulations thereunder, all as the same shall be in effect at the time.

         2. REQUIRED REGISTRATIONS.

            (a) The Company will, (i) within nine (9) months following the Effective Time, prepare and file with the Commission a Registration Statement on Form S-1 or, if applicable, Form S-3, or any equivalent form for registration by issuers in accordance with the Securities Act, to permit the resale from time to time of the Restricted Stock under the Securities Act on a delayed or continuous basis pursuant to Rule 415 (the "SHELF REGISTRATION STATEMENT"), (ii) use reasonable best efforts to cause the Shelf Registration Statement to be declared effective (the "REGISTRATION EFFECTIVE DATE") within twelve (12) months following the Effective Time and (iii) use reasonable best efforts to cause the Shelf Registration Statement to remain effective until the earlier of (x) the two (2) year anniversary of the Registration Effective Date and (y) the date on which all of the Restricted Stock covered by the Shelf Registration Statement has been sold to the public pursuant to such registration statement in accordance with the intended methods of distribution thereof (the "SHELF EXPIRATION DATE"). The plan of distribution contemplated by the Shelf Registration Statement shall permit resales of Restricted Stock in the manner or manners designated by the Shareholders, including offers and sales through underwriters or agents, offers and sales directly to investors, block trades and such other methods of offer and sale as the Shareholders shall request. The Company shall not permit any securities other than Restricted Stock to be included in the Shelf Registration Statement.

            (b) Subject to Section 2(d), if, following the Registration Effective Date, one or more Shareholders desires to sell Restricted Stock in an underwritten offering pursuant to the Shelf


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

Registration Statement, such Shareholder or Shareholders may request in writing that the Company file an amendment to the Shelf Registration Statement, stating the number of shares of Restricted Stock proposed to be sold and describing the plan of distribution, and the Company shall file such an amendment to the Shelf Registration Statement as soon as reasonably practicable and use reasonable best efforts to cause such amended Shelf Registration Statement to become effective.

            (c) Subject to Section 2(d), if at any time after the Shelf Expiration Date, one or more Shareholders desires to sell Restricted Stock in an underwritten public offering, such Shareholder or Shareholders may request in writing that the Company (i) prepare and file with the Commission a Registration Statement on Form S-1 or, if applicable, Form S-3, or any equivalent form for registration by issuers in accordance with the Securities Act, to register the sale of Restricted Stock under the Securities Act (the "DEMAND REGISTRATION STATEMENT"), (ii) use its reasonable best efforts to cause the Demand Registration Statement to be declared effective ("DEMAND EFFECTIVE DATE") and (iii) use its reasonable best efforts to cause the Demand Registration Statement to remain effective until the earlier of (x) one hundred eighty (180) days of the Demand Effective Date and (y) the date on which all of the Restricted Stock covered by the Demand Registration Statement has been sold to the public pursuant to such registration statement in accordance with the intended method of distribution thereof. Other than shares offered for its own account pursuant to Section 2(d)(iii), the Company shall not permit any securities other than Restricted Stock to be included in the Demand Registration Statement.

            (d) Notwithstanding anything in this Section 2 to the contrary:

               (i) in no event will the Shareholders be entitled to request the Company to amend the Shelf Registration Statement to permit an underwritten offering of Restricted Stock pursuant to the Shelf Registration Statement or request the Company file a Demand Registration Statement unless no less than ten percent (10%) of the aggregate number of shares of Restricted Stock originally held by the Shareholders are proposed to be sold pursuant to such underwritten offering;

               (ii) in no event will the Shareholders be entitled to request the Company to amend the Shelf Registration Statement to permit or to file a Demand Registration Statement for more than an aggregate of three (3) underwritten offerings;

               (iii) subject to Section 2(g), the Company shall have the right to offer shares for its own account in the third such underwritten offering, if any, pursuant to this Section 2 following the first two (2) such underwritten offerings; and

               (iv) the Company's obligation to register for resale the Restricted Stock held by any Shareholder in any Registration Statement pursuant to this Section 2 shall be contingent on such Shareholder furnishing to the Company the information required by Section 4(c).

            (e) the Company's obligation to amend the Shelf Registration Statement to permit or to file a Demand Registration Statement for an underwritten offering pursuant to this Section 2 shall not be deemed to have been satisfied unless the Shelf Registration Statement or Demand Registration Statement, as applicable, has become effective and remained effective in

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

compliance with the provisions of the Securities Act until such time as all of the Restricted Stock offered in such underwritten offering shall have been disposed of in accordance with the intended methods of disposition thereof set forth in such Shelf Registration Statement or Demand Registration Statement, as applicable.

            (f) In any underwritten offering pursuant to this Section 2, the participating Shareholders holding a majority of the Restricted Stock proposed to be sold in such offering shall have the right to select one managing underwriter, and such managing underwriter shall be the sole managing underwriter for any such offering; provided that if the Company offers shares for its own account in any such underwritten offering pursuant to this Section 2 the Company shall also be entitled to select one managing underwriter, and such underwriter, together with the underwriter selected by the participating Shareholders, shall be the sole managing underwriters for any such offering. The Company (together with the participating Shareholders) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including, without limitation, questionnaires, custody agreements, powers of attorney, lockup agreements and indemnification agreements, as applicable.

            (g) With respect to the third underwritten offering, if any, pursuant to this Section 2 following the first two (2) such underwritten offerings, if the Company exercises its right to offer shares for its own account in such offering and the managing underwriter(s) for such underwritten offering advises the Company and the participating Shareholders in writing that, in such underwriter(s) opinion, the aggregate number of securities requested to be included in such offering by the Company, if any, and the Shareholders exceeds the largest number or amount of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold, the number of such securities to be included in such registration shall be reduced and the Company and the participating Shareholders shall include in such offering the number of securities that in the opinion of the managing underwriter(s) can be sold without adverse effect on the offering, allocated pro rata among the Company and the participating Shareholders of the Restricted Stock on the basis of the number of shares proposed to be sold by the Company and such participating Shareholders in such underwritten offering. If any Shareholder advises the managing underwriter(s) of any underwritten offering that the shares of Restricted Stock covered by the registration statement cannot be sold in such offering within a price range acceptable to such Shareholder, then such Shareholder shall have the right to exclude its Restricted Stock from such offering.

         3. INCIDENTAL REGISTRATION.

            (a) If the Company at any time (other than pursuant to Section 2) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to Registration Statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public or any successor thereto), each such time it will give prompt written notice to all holders of outstanding shares of Restricted Stock of its intention to do so and of such holders' rights under this Section 3, at least ten (10) business days prior to the anticipated filing date of the registration statement relating to such registration. Upon the written request of any such holder, received by the Company within five (5) business days after receipt of the

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

the Company's notice by the holder, to register any of its Restricted Stock, the Company will use reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company. Any such Shareholder may elect, in writing no less than five (5) business days prior to the anticipated effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

            (b) In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter notifies the Company in writing that, in its opinion, such inclusion would exceed the largest number or amount of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold by the Company therein. The reduction referred to in the immediately preceding sentence shall be applied as follows: (i) if the Company effects such registration for its account, the reduction shall be applied first, to the securities of security holders of the Company (including the holders of the Restricted Stock) that are entitled to, and are requested to be included in, such registration, pro rata among all such security holders, based on the number of securities held by such security holders, and second, to the securities included in such registration by the Company, provided, however, that if the time period set forth in Section 2(a) has expired without a Registration Statement pursuant to Section 2 having been filed, the above described order shall be reversed and (ii) if the Company effects such registration for the account of other security holders, the reduction shall be applied first, to the securities included in such registration by the Company, second, to the securities of security holders of the Company (including the holders of the Restricted Stock) which are entitled to, and are requested to be included in, such registration pursuant to this
Section 3 and similar piggy-back registration rights, pro rata among all such security holders, based on the number of securities held by such security holders, and third, to the securities included in such registration by the security holders of the Company initiating such registration. Notwithstanding the foregoing provisions, the Company may withdraw any Registration Statement referred to in this Section 3 without thereby incurring any liability to the holders of Restricted Stock.

            (c) In any underwritten offering pursuant to this Section 3 in which no less than ten percent (10%) of the aggregate number of shares of Restricted Stock originally held by the Shareholders are proposed to be sold, the participating Shareholders and the Company shall each have the right to select one managing underwriter and such managing underwriters shall be the sole managing underwriters for any such offering. The Company (together with the participating Shareholders) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including, without limitation, questionnaires, custody agreements, powers of attorney, lockup agreements and indemnification agreements, as applicable. The participating Shareholders shall have no right to select a managing underwriter if less than ten percent (10%) of the aggregate number of shares of Restricted Stock originally held by the Shareholders are proposed to be sold in such underwritten public offering.


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

         4. REGISTRATION PROCEDURES.

            (a) If and whenever the Company is required by the provisions of Sections 2 or 3 to use reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as reasonably practicable:

                (i) prepare and file with the Commission a Registration Statement with respect to such securities and use commercially reasonable best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated by Section 4(b);

                (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified by Section 4(b) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

                (iii) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), copies of any correspondence with the Commission or its staff relating to such Registration Statement and such other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                (iv) use reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the State Acts of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (v) use reasonable best efforts to list the Restricted Stock covered by such Registration Statement with a national securities exchange (if such shares are not already listed) and with each additional securities exchange on which the similar securities of the Company are then listed;

                (vi) immediately notify each seller of Restricted Stock and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, with the assistance of such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus will not contain an untrue


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

statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (vii) if the offering is underwritten and at the request of any seller of Restricted Stock, use reasonable best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (1) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and (3) to such other matters as reasonably may be requested by counsel for the underwriters and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                (viii) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                (ix) after the filing of the Registration Statement and any amendment or supplement thereto, the Company will promptly notify each selling holder of Restricted Stock covered by such Registration Statement and any amendment or supplement thereto of any order suspending the effectiveness of such Registration Statement issued or threatened by the Commission and, as promptly as practicable, use its commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered;

                (x) cooperate with the Shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold and not bearing any restrictive legends; and enable such Restricted Stock to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of the Restricted Stock to the underwriters;

                (xi) with respect to an underwritten offering pursuant to this Agreement, make appropriate members of senior management of the Company available (subject to consulting


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

with them in advance as to schedule) for customary participation in telephonic, in-person conferences or "road show" presentations to potential investors;

                (xii) promptly notify the Shareholders, counsel to the Shareholders and the managing underwriter or agent, (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, and (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information; and

                (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, within the required time periods, an earnings statement covering a period of at least twelve (12) months, beginning with the first fiscal quarter of the Company after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto.

            (b) For purposes of Sections 4(a)(i) and (ii) and Section 2, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it or a period of one hundred eighty (180) days, which ever first occurs, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or of one hundred eighty (180) days after the effective date thereof.

            (c) In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves, their beneficial ownership of Common Stock, and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal securities laws, Commission rules and applicable State Acts. The Company's obligation to register the Restricted Stock held by any Shareholder in any Registration Statement shall be contingent on such Shareholder furnishing to the Company the information required by this Section 4(c). Moreover, no person may participate in any underwritten offering hereunder unless such person (i) provides the information required by this
Section 4(c); (ii) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the Company or the participating Shareholders, as applicable; and (iii) completes and executes all questionnaires, custody agreements, powers of attorney, lockup agreements, indemnification agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

             (d) In connection with each registration pursuant to Sections
2 or 3 covering an underwritten public offering, the Company and each selling Shareholder shall (i) enter into a written agreement with the managing underwriter(s) selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, (ii) regardless of whether the agreement referred to in the foregoing clause (i) is entered into, make such representations and warranties to the selling Shareholders and each of the


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

underwriters in form, substance and scope as are customarily made in connection with an offering pursuant to any appropriate agreement or such Registration Statement, (iii) deliver such documents and certificates, including officers' certificates, as may be customary in the circumstances and reasonably requested by the selling Shareholders or the underwriters, (iv) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 6 and 7 and (v) take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Restricted Stock.

         5. SUSPENSION OR DELAY. Notwithstanding anything to the contrary in this Agreement, the Company may delay filing a Registration Statement or an amendment thereto, and may withhold efforts to cause a Registration Statement or amendment thereto to become effective if: (i) the board of directors of the Company determines in good faith after consultation with counsel that such action is required by applicable law; (ii) the Company determines in good faith after consultation with counsel that the filing or use of the Registration Statement or amendment thereto would require the Company to disclose material information, including without limitation the fact that the Company is engaged in confidential negotiations regarding, or is in the process of completing, any significant business transaction, the disclosure of which would not be required in the absence of such registration statement, and the board of directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders; or (iii) the Company is engaged in, or prior to receiving such request had determined and taken substantial steps to effect, an underwritten public offering of Common Stock for its own account (other than an offering pursuant to Form S-8, S-4 or any successor or similar form) and the managing underwriter has advised the Company that such offers and sales by the Shareholders will adversely affect such public offering. Each period referred to above during which the use of a Registration Statement or amendment thereto is delayed in accordance with this
Section 5 shall be referred to herein as a "DEFERRAL PERIOD". Notwithstanding the foregoing, in no event shall the Company be entitled to declare more than three (3) Deferral Periods in any 365-day period nor shall the aggregate number of days included in all Deferral Periods exceed one hundred fifty (150) days in any 365-day period without the consent of the Shareholders holding a majority of the Restricted Stock at such time. The Company shall terminate a Deferral Period as soon as practicable after the circumstances giving rise to the Company's right to declare such Deferral Period cease to exist. The Company shall promptly give the Shareholders written notice of a determination to commence a Deferral Period, which notice shall contain a general statement of the reasons for such Deferral Period and the anticipated length of such Deferral Period, and shall notify the Shareholders upon the termination of each Deferral Period. If, after a Registration Statement becomes effective, the Company advises the holders of registered shares that the Company has determined in good faith that the registration statement is required to be amended to comply with applicable law or regulation, the holders of such registered shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended.

         6. EXPENSES. All expenses incurred by the Company and the selling holders of Restricted Stock in complying with Sections 2 and 3, including, without limitation, all registration and filing and review fees, printing expenses, fees and disbursements of counsel (including one counsel to the holders of Restricted Stock) and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with State Acts,


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

fees of the National Association of Securities Dealers, Inc. (the "NASD"), fees of any securities exchange, transfer taxes, fees of transfer agents and registrars, costs of insurance, messenger, telephone and delivery expenses and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES." Registration Expenses shall not include underwriting discounts, selling commissions, fees and expenses of more than one counsel to the selling holders of Restricted Stock and all such fees and expenses are referred to as "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with the Shelf Registration Statement, the Demand Registration Statement and each Registration Statement under Sections 2 or 3 of this Agreement. All Selling Expenses in connection with each Registration Statement under Sections 2 and 3 shall be borne by the participating Shareholders in proportion to the number of shares of Restricted Stock sold by each, or by such participating Shareholders other than the Company (except to the extent the Company shall be a seller) as they may agree.

         7. INDEMNIFICATION AND CONTRIBUTION.

            (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2 or 3, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Shareholder or any such controlling person in connection with defending or investigating any such action or claim), joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or prospectus. It is agreed that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

                (b) As a condition precedent to the right of any holder of Restricted Stock to sell Restricted Stock in a registration pursuant to this Agreement, such holder will agree that in the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2 or 3, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and


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

hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such Registration Statement. It is agreed that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such seller hereunder (which consent shall not be unreasonably withheld or delayed).

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so as to reflect the relative fault of each indemnifying party; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock (net of Selling Expenses) offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The relative fault of the Company, on the one hand, and of each selling shareholder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Shareholder agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

            (e) The indemnity and contribution provisions contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Shareholder or any person controlling any Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of Restricted Stock pursuant to any Registration Statement.

            (f) The obligations of the parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other party.

            (g) The indemnification and contribution required by Sections 7(a), 7(b) and 7(d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         8. CHANGES IN COMMON STOCK. If there is any change in the Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

         9. RULE 144 REPORTING AND TERMINATION OF COMPANY OBLIGATIONS.

            (a) The Company shall not be obligated to register or include in any Registration Statement any Restricted Stock held by a Shareholder if all Restricted Stock held by such Shareholder may be publicly offered, sold and distributed without registration pursuant to Rule 144(k) under the Securities Act.

            (b) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company shall:

                (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (iii) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

            (c) The Company shall take such further action and shall offer all reasonable and necessary assistance including, without limitation, the delivery of a legal opinion letter and instructions to the Company's stock transfer agent to enable the sale by any Shareholder of Restricted Stock pursuant to Rule 144 or any similar rule or regulation.

         10. LOCKUP AGREEMENTS.

            (a) In consideration of the Company's obligations under this Agreement, each of the Shareholders hereby agrees that in no event shall such Shareholder sell, assign, convey, exchange, pledge, hypothecate, gift, dispose of or otherwise part with any indicia or aspect of title, ownership or possession of, to or in (collectively, a "TRANSFER") (i) any such Shares during the period ending twelve (12) months after the Effective Time (as defined in the Merger Agreement) or (ii) in the aggregate more than fifty percent (50%) of such Shares held by such Shareholder during the period ending eighteen (18) months after the Effective Time.

            (b) Notwithstanding the restrictions in Section 10(a), unless prohibited by applicable securities laws, a Shareholder shall be permitted to effect a Transfer of Shares to an Affiliate of such Shareholder or, if the Shareholder is a limited liability company, limited partnership, corporation or trust, to its members, partners, shareholders or beneficiaries, as applicable. Any such purported Transfer shall be void and of no force unless the Shareholder shall provide written notice of the proposed Transfer to the Company no less than ten (10) days prior to the completion thereof and shall provide the Company with all certificates, affidavits, representations or other documents reasonably necessary to effectuate such proposed transfer under federal, state or other applicable securities laws. For purposes of this Agreement, the term "AFFILIATE" means, with respect to any Shareholder, any person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Shareholder, and the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

         11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

             (a) the execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and will not violate any order of any court or other agency of government, the Articles of Incorporation or bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; and

             (b) this Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         12. MISCELLANEOUS.

             (a) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties and intended third party beneficiaries (as described in Section 12(d)) hereto (including without limitation, any transferees of any Restricted Stock), whether so expressed or not.

             (b) No Inconsistent Agreements. The Company hereby represents and warrants that the rights granted to the Shareholders hereunder do not conflict in any way with rights granted to other holders of the Company's securities. In addition, the Company covenants and agrees that it shall not at any time during the term of this Agreement grant any holder of Company securities any rights that conflict in any way with rights granted to the Shareholders hereunder.

             (c) Third Party Beneficiaries. Any transferee of Restricted Stock is an intended third party beneficiary of this Agreement.

             (d) Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed as follows:

                (i) if to the Company at the address of such party set forth in the Merger Agreement;

                (ii) if to any Shareholder at the address set forth on Schedule 1 or such other address as may be furnished to the Company by such Shareholder; and

                (iii) if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

            (e) Governing Law, Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any Laws of such State that would make such choice of Laws ineffective. Each Party hereto hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in Manhattan for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Party hereto irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            (f) MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

            (g) Amendment and Waiver. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding shares of Restricted Stock at the time of such amendment, modification or waiver.

            (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the obligations and restrictions contemplated by this Agreement are consummated to the extent possible.

            (j) Consummation of Merger. This Agreement shall be null and void and given no effect if the Merger Agreement is terminated and the transactions contemplated thereby are not consummated.

            (k) Headings. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

                  (SIGNATURES COMMENCE ON THE FOLLOWING PAGE)

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year indicated.

                                   COMPANY:

                                   RAYOVAC CORPORATION

                                   By:  /s/ Kent J. Hussey
                                       ----------------------------------------
                                   Title: President and Chief Operating Officer

                                   Date: February 7, 2005

                                   SHAREHOLDER:

                                   [SEE SCHEDULE 1]

SCHEDULE 1

SHAREHOLDERS

Banc of America Capital Investors L.P.
Robert G. Buck
Candace Pratt Cady Revocable Trust
Robert L. Caulk
Kent J. Davies
Louis D. Dworsky, Trustee under the Jones Irrevocable Children's Trust FBO
  Jeffrey D. Jones 9/17/97
Louis D. Dworsky, Trustee under the Jones Irrevocable Children's Trust FBO
  Leslie A. Jones 9/17/97
Louis D. Dworsky, Trustee under the Jones Irrevocable Children's Trust FBO
  Benton A. Kindle 9/17/97
Louis D. Dworsky, Trustee under the Jones Irrevocable Children's Trust FBO
  Brooke M. Kindle 9/17/97
Louis D. Dworsky, Trustee under the Jones Irrevocable Children's Trust FBO
  Dana M. Smith 9/17/97
Ralph Edwards Revocable Trust
Mark B. Gershenson
John A. Heil
John F. Howe
Daniel J. Johnston
David Jones
Thomas Kasvin
Bryan A. Krebs & Joan Krebs
Louis N. Laderman
Gary D. Leeman
John McGreevy
William H. Metzger
Sandor H. Neuman
Joseph Pitassi
Andrew Ponte
Bank of America, agent for Arthur H. Pratt
Mark D. Rowland
Robert S. Rubin
Brian S. Schultz
DJS Investment Group, L.P.
SDS Investment Group, L.P.
Gary VanHeerwarden
Glenn M. Whiteacre
Thomas H. Lee Equity Fund IV, L.P.
Thomas H. Lee Foreign Fund IV, L.P.
Thomas H. Lee Foreign Fund IV-B, L.P.
1997 Thomas H. Lee Nominee Trust
David V. Harkins
The 1995 Harkins Gift Trust
Scott A. Schoen
C. Hunter Boll
Scott M. Sperling
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Smith Family Limited Partnership
Seth W. Lawry
Kent R. Weldon
Terrence M. Mullen
Todd M. Abrecht
Charles A. Brizius
Scott Jaeckel
Soren Oberg
Thomas R. Sheperd
Wendy L. Masler
Andrew D. Flaster
Robert Schiff Lee 1998 Irrevocable Trust
Stephen Zachary Lee
Charles W. Robins as custodian for Jesse Lee
Charles W. Robins
James Westra
Thomas H. Lee Charitable Investment L.P.
Thomas H. Lee Investors Limited Partnership